SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report                                          August 12, 2002
(Date of earliest event reported)                              (August 12, 2002)
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                         WELLSFORD REAL PROPERTIES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Maryland                      1-12917                 13-3926898
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(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)



  535 Madison Avenue, New York, New York                               10022
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


        Registrant's telephone number, including area code (212) 838-3400
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

             99.1 Certification by Chief Executive Officer and Chief Financial Officer of Wellsford Real Properties, Inc. pursuant to the Sarbanes-Oxley Act of 2002.

ITEM 9. REGULATION FD DISCLOSURE.

Wellsford Real Properties Inc. is furnishing under Item 9 of this Current Report on Form 8-K:

               (i)  The  information  included as Exhibit  99.1 to this  report.
                    Exhibit 99.1 consists of a copy of the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-Q filed by the Registrant on August 12, 2002.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2002

                         WELLSFORD REAL PROPERTIES, INC.

                             By:  /s/ James J. Burns
                                  ------------------
                                  James J. Burns
                                  Senior Vice President, Chief Financial Officer

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